SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2003

RSA Security Inc.

(Exact name of registrant as specified in charter)

Delaware	000-25120	04-2916506

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts	01730

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 515-5000

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

See the Exhibit Index attached to this Report.

Item 9. Regulation FD Disclosure.

     RSA Security Inc. is filing this current report on Form 8-K for the purpose of furnishing to the Securities and Exchange Commission as Exhibit 99.1 its presentation entitled e-Security Solutions for Competitive Advantage, dated May 2, 2003, which is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2003	RSA Security Inc.

(Registrant)

	By:	/s/Margaret K. Seif

Margaret K. Seif
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation entitled e-Security Solutions for Competitive Advantage of RSA Security Inc., dated May 2, 2003.